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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (date of earliest event reported): August 7, 2001



                          TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)



          CAYMAN ISLANDS               333-75899                N/A

 (State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500



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ITEM 9.    REGULATION FD DISCLOSURE.

         In accordance with Regulation FD, information is being furnished below in connection with presentations being made by the officers of Transocean Sedco Forex Inc. (the "Company"):

TRANSOCEAN SEDCO FOREX DAYRATE TREND INFORMATION:

                                                  DEEPWATER DAYRATE TRENDS
                                             (DRILLSHIPS AND SEMISUBMERSIBLES)


                             GULF OF MEXICO            NORTH SEA              WEST AFRICA              BRAZIL
                             --------------            ---------              -----------              ------
SHORT-TERM TREND             generally flat          generally flat         generally flat         generally flat

         Deepwater means water depths of 4,000 ft. and greater.

                                                  MIDWATER DAYRATE TRENDS
                                             (DRILLSHIPS AND SEMISUBMERSIBLES)

                      GULF OF MEXICO        NORTH SEA          WEST AFRICA           BRAZIL            S.E. ASIA
                      --------------        ---------          -----------           ------            ---------
SHORT-TERM TREND      generally flat        generally           generally        generally flat      generally flat
                                            increasing          increasing

         Midwater means water depths of less than 4,000 ft.

                                                   JACKUP DAYRATE TRENDS

                      GULF OF MEXICO        NORTH SEA          WEST AFRICA          S.E. ASIA           MIDEAST
                      --------------        ---------          -----------          ---------           -------
SHORT-TERM TREND        generally           generally           generally           generally          generally
                        decreasing          increasing          increasing         increasing          increasing


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OPERATING REVENUES AND FIELD OPERATING PROFIT BY REGION:

                                               YEAR TO DATE JUNE 2001 ACTUAL
                                               (IN MILLIONS OF U.S. DOLLARS)

                                        U.S.
                            NORTH     SHALLOW &                                                              MIDDLE
                           AMERICA     INLAND      AFRICA     BRAZIL       U.K.       NORWAY       ASIA       EAST
                           -------     ------      ------     ------       ----       ------       ----       ----
OPERATING REVENUES          $271        $221        $190       $173        $125        $114        $87         $65

FIELD OPERATING PROFIT      $153        $110        $76         $54        $77         $42         $31         $35

OPERATING MARGIN             56%        50%         40%         31%        62%         37%         36%         54%



                                         U.S.         FOREIGN
                                         ----         -------
     OPERATING REVENUES                  39%            61%
     FIELD OPERATING PROFIT              46%            54%


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


            TRANSOCEAN SEDCO FOREX INC. CONSOLIDATED BALANCE SHEETS
                  (IN MILLIONS OF U.S. DOLLARS, EXCEPT RATIOS)

                                            JUNE 30, 2001     MARCH 31, 2001
                                            -------------     --------------
                                                      (unaudited)
Assets
------
Current Assets:
      Cash and Temporary Investments             $109               $265
      Accounts Receivable, net                    786                658
      Materials and Supplies                      156                152
      Other Current Assets                         63                 82
                                                  ---                ---
                                                1,114              1,157
                                               ------             ------

Property and Equipment, net                     8,745              8,769
Goodwill, net                                   6,521              6,565
Other Assets                                      409                385
                                                 ----               ----
                                              $16,789            $16,876
                                              =======            =======

Liabilities and Shareholders' Equity
------------------------------------
Debt due Within One Year                         $121               $261
Other Current Liabilities                         661                731
Long-Term Debt                                  4,685              4,613
Deferred Income Taxes                             439                468
Other Non-Current Liabilities                     113                113
Shareholders' Equity                           10,770             10,690
                                              -------            -------
                                              $16,789            $16,876
                                              =======            =======

Selected Balances and Ratios
----------------------------
Consolidated Debt                              $4,806              4,874
Debt/Total Capital                              30.9%              31.3%
Debt/Total Capital (excluding Goodwill, net)    53.1%              54.2%

         The above information should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

COMMITTED FLEET DAYS

         As of August 2001, 71 percent of the remaining fleet days in the year 2001 for the Company's International/U.S. Floater Contract Drilling Services segment are committed, and 29 percent are uncommitted. 25 percent of the remaining fleet days in the year 2001 for the Company's Gulf of Mexico Shallow & Inland Water segment are committed, and 75 percent are uncommitted. The estimated operating revenue for the remaining committed fleet days for the two segments in 2001 is $1.0 billion.

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         As of August 2001, 35 percent of the fleet days in the year 2002 for the Company's International/U.S. Floater Contract Drilling Services segment are committed, and 65 percent are uncommitted. None of the fleet days in the year 2002 for the Company's Gulf of Mexico Shallow & Inland Water segment are committed. The estimated operating revenue for the committed fleet days for the two segments in 2002 is $1.3 billion.

         The statements described in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements to the effect that the Company or management "anticipates," "believes," "budgets," "estimates," "expects," "forecasts," "intends," "plans," "predicts," or "projects" a particular result or course of events, or that such result or course of events "could," "might," "may" or "should" occur, and similar expressions, are also intended to identify forward-looking statements. Forward-looking statements described above include, but are not limited to, statements involving expected operating revenues, committed and uncommitted fleet days, future market conditions and expected dayrates (including short-term trends). Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, demand for offshore rigs, competition and market conditions in the contract drilling industry, actions and approvals of third parties, the Company's ability to successfully integrate the operations of acquired businesses, delays or cost overruns on construction projects and possible cancellation of drilling contracts as a result of delays or performance, outcome of ongoing discussions regarding newbuilds, work stoppages, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the year ended December 31, 2000 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRANSOCEAN SEDCO FOREX INC.



  Date:  August 7, 2001                  By: /s/ ERIC BROWN
                                            --------------------------------
                                            Eric Brown
                                            Senior Vice President, General
                                            Counsel and Corporate Secretary

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